UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                DECEMBER 6, 2006
                                (Date of Report)

                         NANOSCIENCE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


        NEVADA                       0-26067                     87-0571300
(State or other jurisdiction       (Commission                 (IRS Employer
    of incorporation)              File Number)              Identification No.)


                              45 ROCKEFELLER PLAZA
                                   SUITE 2000
                               NEW YORK, NY 10111
                    (Address of principal executive offices)

                                 (212) 332-3443
              (Registrant's telephone number, including area code)

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications  pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 5.01 CHANGES IN CONTROL OF THE REGISTRANT.

ITEM 5.02 DEPARTURE  OF  DIRECTORS  OR  CERTAIN   OFFICERS;   ELECTION  OF
          DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

         On December 5, 2006, the Board of Directors of Nanoscience Technologies, Inc., a Nevada corporation (the "Registrant") determined to expand the Board of Directors by one member to four members and appointed James H. Schneider to fill the vacancy so created, Mr. Schneider to serve, subject to the By-laws, until the election and qualification of his successor.

         James H.  Schneider  is the Vice  President  of Cray  Construction  and
Development, Inc., a multi-million dollar land development and commercial/residential construction corporation in Southwest Florida. Mr. Schneider currently oversees both Land Development and Residential Construction for the companies many projects, including Sandy Key Lane, LLC a residential subdivision and Calypso Cove, LLC a multi-family project in the Ft. Myers area of Southwest Florida. As Projects Manager for Cray Construction, he has overseen the building/construction of simple residential/commercial remodels, multi-million dollar custom homes, churches and municipal projects including a parking garage. Mr. Schneider joined Cray Construction & Development, Inc. in 2000. While with Cray Construction & Development, Inc., he and his Senior Partner Scott Cray have been involved in a number of land and business acquisitions such as Quality Materials, LLC a 400 acre mining operation, Haul-n Mining a 2000 acre mining operation and Old Burnt Store 50, LLC, a 50 acre mining operation and single-family residential development, all located in Charlotte County, Florida. Prior to joining Cray Construction & Development, Inc., Mr. Schneider was the President and CEO of Captiva Food Purveyors, Inc. a restaurant holding company. Mr. Schneider holds a B.S. degree in Accounting from the University of South Florida, and his General Contractor's License.

         On December 6, 2006, Steven Katz, Chairman of the Board of Directors of the Registrant, and David Rector and Albert Passner, Directors of the Registrant resigned from the Boad of Directors effective immediately. Such resignations were not the result of any disagreement between the Registrant and any such individual. During the most recent fiscal period, Mr. Rector also served as the Acting Chief Financial Officer and Chief Operating Officer of the Registrant. See such individuals' resignation letters attached as Exhibit 17.1, Exhibit 17.2, and Exhibit 17.3. This Current Report on Form 8-K was provided to each of Messrs. Katz, Rector, and Passner prior to the filing thereof.

ITEM 9.01    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) None.

         (b) None.

         (c) Exhibits.

         Exhibit 17.1 Resignation letter, dated December 6, 2006, of Steven Katz

         Exhibit 17.2 Resignation letter, dated December 6, 2006, of David
                      Rector


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         Exhibit 17.3 Resignation letter, dated December 6, 2006, of Albert
                      Passner



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED:  DECEMBER 6, 2006

                                            NANOSCIENCE TECHNOLOGIES, INC.



                                            BY: /s/ James Schneider
                                                --------------------------------
                                                NAME:   JAMES SCHNEIDER
                                                TITLE:    DIRECTOR


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